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                               Janus Aspen Series
                           Worldwide Growth Portfolio

                         Supplement dated July 1, 2004
                      to Currently Effective Prospectuses

Effective July 1, 2004, the following supplements the information in the "Investment Personnel" section of the Prospectus:

Jason P. Yee, Executive Vice President and Portfolio Manager of Foreign Stock Portfolio, has assumed the duties of Executive Vice President and Portfolio Manager of the Worldwide Growth Portfolio (the "Portfolio"). Information regarding Mr. Yee's investment background appears in the Prospectus. Douglas A. Kirkpatrick will continue his responsibilities as Assistant Portfolio Manager of the Portfolio.

Gregory R. Kolb will join Mr. Kirkpatrick as an Assistant Portfolio Manager of the Portfolio. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a bachelor's degree in business administration from Miami University (of Ohio) where he graduated magna cum laude with honors.

Laurence J. Chang is no longer Executive Vice President and Portfolio Manager of the Portfolio.